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                                                                   EXHIBIT 99.01

               Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the quarterly report on Form 10-Q of Kennedy-Wilson, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, William J. McMorrow, Chief Executive Officer and Freeman A. Lyle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/  William J. McMorrow
                                           -------------------------------------
                                           Name:  William J. McMorrow
                                           Title: Chief Executive Officer
                                           Date:  August 14, 2002

                                           /s/  Freeman A. Lyle
                                           -------------------------------------
                                           Name:  Freeman A. Lyle
                                           Title: Chief Financial Officer
                                           Date:  August 14, 2002